Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Discover Financial Services (the "Company") on Form 10-Q for the period ended June 30, 2022, as filed with the Securities and Exchange Commission (the "Report"), each of Roger C. Hochschild, Chief Executive Officer and President of the Company, and John T. Greene, Executive Vice President and Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: July 27, 2022

/s/ ROGER C. HOCHSCHILD
Roger C. Hochschild
Chief Executive Officer and President
Date: July 27, 2022

/s/ JOHN T. GREENE
John T. Greene
Executive Vice President, Chief Financial Officer